                                   Exhibit 99

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that, to the best of his knowledge, based upon his review of the Annual Report on Form 10-KSB/A for the fiscal year ended
April 30, 2002, of Miller Industries, Inc. (the "Report"), that:

         (i)      the Report fully complies with the requirements of Section
                  13(a) or Section 15(d) of the Securities Exchange Act of 1934;
                  and

         (ii)     the information contained in the Report fairly presents in all material respects the financial condition and results of
                  operations of the Registrant as of and for the periods
                  presented in the Report.

Date:  July 9, 2003                    /s/  Angelo Napolitano
                                       -----------------------------------------
                                            Angelo Napolitano President
                                            and Chief Financial
                                            Officer (Principal Executive Officer